SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) -- May 12, 2003

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                  0-4491             62-0803242
(State or Other Jurisdiction    (Commission          (IRS Employer
       of Incorporation)         File Number)         Identification No.)


                               165 MADISON AVENUE
                            MEMPHIS, TENNESSEE            38103
               (Address of Principal Executive Office) (Zip Code)

      Registrant's telephone number, including area code -- (901) 523-4444

ITEM 5.  OTHER EVENTS

     Accompanying this Current Report on Form 8-K in connection with the offer and sale by the Company of $100,000,000 of its 4.50% Subordinated Notes due May 15, 2013 are (i) as exhibit 2.1, the Underwriting Agreement, dated May 7, 2003, entered into by the Company and FTN Financial Securities Corp.; (ii) as exhibit 2.2, the Terms Agreement, dated May 7, 2003, entered into by the Company and FTN Financial Securities Corp.; (iii) as exhibit 4.1, the Supplemental Indenture, dated May 12, 2003, entered into by the Company and Bank One Trust Company,
N.A., as additional trustee, which supplements the Indenture, dated as of November 1, 1995, entered into by the Company and The Bank of New York, as trustee thereunder; (iv) as exhibit 4.2, the form of security.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c) Exhibits


The following exhibits are filed herewith:


Exhibit Number               Description

      2.1           Underwriting  Agreement  dated May 7, 2003,  entered into by the Company and FTN Financial Securities Corp.
      2.2           Terms  Agreement,  dated May 7,  2003,  entered  into by the
                    Company and FTN Financial Securities Corp.
      4.1 Supplemental Indenture, dated May 12, 2003, entered into by the Company and Bank One Trust Company, N.A., which supplements the Indenture for Subordinated Debt Securities, dated November 1, 1995, between the Company and The Bank of New York, as trustee thereunder.
      4.2           Form of Security

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST TENNESSEE NATIONAL CORPORATION


Date: May 12, 2003                    /s/James F. Keen
                                   By:-------------------------------
                                   Name:James F. Keen
                                   Title:EVO, CFO & Corporate Controller

                                  EXHIBIT INDEX



Exhibit Number               Description

      2.1           Underwriting  Agreement  dated May 7, 2003,  entered into by the Company and FTN Financial Securities Corp.
      2.2           Terms  Agreement,  dated May 7,  2003,  entered  into by the
                    Company and FTN Financial Securities Corp.
      4.1 Supplemental Indenture, dated May 12, 2003, entered into by the Company and Bank One Trust Company, N.A., which supplements the Indenture for Subordinated Debt Securities, dated November 1, 1995, between the Company and The Bank of New York, as trustee thereunder.
      4.2           Form of Security

                                                                     Exhibit 2.1
                                                                  EXECUTION COPY


                      FIRST TENNESSEE NATIONAL CORPORATION



                            (a Tennessee corporation)



                                 Debt Securities



                                Dated May 7, 2003

                                Table of Contents
                                                                            Page
FIRST TENNESSEE NATIONAL CORPORATION (a Tennessee
 corporation)  Debt Securities.................................................1
UNDERWRITING AGREEMENT.........................................................1
SECTION 1.  Representations and Warranties.....................................3
     (a)    Representations and Warranties by the Company......................3
         (1)  Compliance with Registration Requirements........................3
         (2)  Incorporated Documents...........................................4
         (3)  Independent Accountants..........................................4
         (4)  Financial Statements.............................................4
         (5)  No Material Adverse Change in Business...........................5
         (6)  Good Standing of the Company.....................................5
         (7)  Good Standing of Subsidiaries....................................5
         (8)  Capitalization...................................................6
         (9)  Authorization of this Underwriting Agreement
               and Terms Agreement.............................................6
         (10) Authorization of Senior Debt Securities and/or
               Subordinated Debt Securities....................................6
         (11) Authorization of the Indentures..................................6
         (12) Descriptions of the Underwritten Securities......................7
         (13) Absence of Defaults and Conflicts................................7
         (14) Absence of Proceedings...........................................8
         (15) Absence of Further Requirements..................................8
         (16) Compliance with Banking Laws.....................................8
         (17) Broker/Dealer Regulation.........................................8
         (18) Internal Controls................................................9
     (b)    Officers' Certificates.............................................9
SECTION 2.  Sale and Delivery to Underwriters; Closing.........................9
     (a)    Underwritten Securities............................................9
     (b)    Payment...........................................................10
     (c)    Denominations; Registration.......................................10
SECTION 3.  Covenants of the Company..........................................10
     (a)    Compliance with Securities Regulations and Commission Requests....10
     (b)    Filing of Amendments..............................................11
     (c)    Delivery of Registration Statements...............................11
     (d)    Delivery of Prospectuses..........................................11
     (e)    Continued Compliance with Securities Laws.........................11
     (f)    Blue Sky Qualifications...........................................12
     (g)    Earnings Statement................................................12
     (h)    Use of Proceeds...................................................12
     (i)    Listing...........................................................12
     (j)    Restriction on Sale of Securities.................................12
     (k)    Reporting Requirements............................................13
SECTION 4.  Payment of Expenses...............................................13
     (a)    Expenses..........................................................13
     (b)    Termination of Agreement..........................................13
SECTION 5.  Conditions of Underwriters' Obligations...........................13
     (a)    Effectiveness of Registration Statement...........................14
     (b)    Opinion of Counsel for Company....................................14
     (c)    Opinion of Counsel for Underwriters...............................14
     (d)    Officers' Certificate.............................................14
     (e)    Accountant's Comfort Letter.......................................15
     (f)    Bring-down Comfort Letter.........................................15
     (g)    Ratings...........................................................15
     (h)    Approval of Listing...............................................15
     (i)    No Objection......................................................15
     (j)    Additional Documents..............................................15
     (k)    Termination of Terms Agreement....................................16
SECTION 6.  Indemnification...................................................16
     (a)    Indemnification of Underwriters...................................16
     (b)    Indemnification of Company, Directors and Officers................17
     (c)    Actions against Parties; Notification.............................17
     (d)    Settlement without Consent if Failure to Reimburse................18
SECTION 7.  Contribution......................................................18
SECTION 8.  Representations, Warranties and Agreements to Survive Delivery....19
SECTION 9.  Termination.......................................................19
     (a)    Underwriting Agreement............................................19
     (b)    Terms Agreement...................................................19
     (c)    Liabilities.......................................................20
SECTION 10. Default by One or More of the Underwriters........................20
SECTION 11. Notices...........................................................21
SECTION 12. Parties...........................................................21
SECTION 13. GOVERNING LAW AND TIME............................................21
SECTION 14. Effect of Headings................................................21
FORM OF OPINION OF COMPANY'S COUNSEL TO BE DELIVERED PURSUANT TO SECTION 5(b)..1
FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)...................1

                      FIRST TENNESSEE NATIONAL CORPORATION
                            (a Tennessee corporation)

                                 Debt Securities


                             UNDERWRITING AGREEMENT

                                                                     May 7, 2003

FTN Financial Securities Corp.
845 Crossover Lane
Suite 150
Memphis, Tennessee  38117

Ladies and Gentlemen:

     First Tennessee National Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell up to $225,000,000 aggregate initial public offering price of its senior or subordinated debt securities (the "Debt Securities") from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

     The Debt Securities will be issued in one or more series as senior indebtedness (the "Senior Debt Securities") under an indenture (the "Senior Indenture") to be entered into between the Company and The Bank of New York, as trustee (the "Senior Trustee"), or as subordinated indebtedness (the "Subordinated Debt Securities") under an indenture, dated as of November 1, 1995, between the Company and The Bank of New York, as trustee, as supplemented by a Supplemental Indenture, dated as of May 12, 2003, between the Company and Bank One Trust Company, National Association as trustee with respect to the Subordinated Debt Securities specified therein (as so supplemented, the
"Subordinated Indenture") and collectively with the Senior Indenture, the "Indentures" and each, an "Indenture"). The Bank of New York and Bank One Trust Company, National Association are hereinafter referred to as the "Subordinated Trustees", and collectively with the Senior Trustee the "Trustees" and each a "Trustee". Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions (and the terms of the related underlying securities) and any other variable terms established by or pursuant to the applicable Indenture.

     As used herein, "Securities" shall mean the Senior Debt Securities or Subordinated Debt Securities, or any combination thereof, initially issuable by the Company.

     Whenever the Company determines to make an offering of Securities through FTN Financial Securities Corp. ("FTN"), or through an underwriting syndicate managed by FTN, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, FTN and such other underwriters, if any, selected by FTN (the "Underwriters", which term shall include FTN, whether acting as sole

Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Securities shall specify the aggregate principal amount of Securities to be issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than FTN acting as co-manager in connection with such offering, the aggregate principal amount of Underwritten Securities that each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and FTN, acting for itself and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through FTN as sole Underwriter or through an underwriting syndicate managed by FTN will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-52561) and pre-effective amendment no. one thereto for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement was declared effective by the Commission on March 23, 1994 and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable) is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable
Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462 (b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus and prospectus supplement that omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters by the Company. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

     SECTION 1. Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to FTN, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof and as of the Closing Time (as defined below) (in each case, a "Representation Date"), as follows:

          (1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are pending or contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each Indenture has been duly qualified under the 1939 Act.

          At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through FTN expressly for use in the Registration Statement or the Prospectus.

          Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (2) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (3) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto for the period ended December 31, 2001 and at December 31, 2000 and 2001 included in the Registration Statement and the Prospectus were, at the time that the Company's Annual Report on Form 10-K for the year ended December 31, 2001 was filed with the Commission, independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations. The accountants who certified the financial statements and any supporting schedules thereto for the period ended December 31, 2002 and at December 31, 2002 included in the Registration Statement and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.

          (4) Financial Statements. The financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.

          (5) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) except for regular dividends on the Company's common stock or preferred stock, in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (6) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Tennessee and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (7) Good  Standing of  Subsidiaries.  The Company has no  subsidiaries that,  individually  or in  the  aggregate,  when  considered  as a  single subsidiary, it would consider to be a "significant subsidiary" of the Company (based upon the criteria contained in Rule 1-02 of Regulation S-X promulgated under the 1933 Act), other than First Tennessee Bank National Association (the "Bank"), First Horizon Home Loan Corporation (the "Subsidiary") and FT Mortgage Holding Corporation. The Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Bank has been duly organized and is validly existing as a national banking association under the laws of the United States. The Subsidiary has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each of the Subsidiary and the Bank has been duly authorized and is validly issued, fully paid and non-assessable (except, in the case of the Bank, as provided in 12 U.S.C. ss. 55, as amended) and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of each of the Subsidiary and the Bank was issued in violation of preemptive or other similar rights of any securityholder of the Subsidiary or the Bank, as the case may be. The Bank is an insured bank under the applicable provisions of the Federal Deposit Insurance Act, as amended, and no proceeding for the termination or revocation of such insurance is pending or, to the knowledge of the Company, threatened against any such subsidiary. The Bank has no subsidiaries that are depository institutions with deposits insured under the provisions of the Federal Deposit Insurance Act, as amended.

          (8) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under the "Capitalization" section in the Prospectus (except for subsequent issuances thereof, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the
     Prospectus). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (9) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

          (10) Authorization of Senior Debt Securities and/or Subordinated Debt Securities. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Senior Debt Securities and/or Subordinated Debt Securities, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. Such Underwritten Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

          (11) Authorization of the Indentures. If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Senior Debt Securities and/or Subordinated Debt Securities, each applicable Indenture has been, or prior to the issuance of the Debt Securities thereunder will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (12) Descriptions of the Underwritten Securities. The Underwritten Securities being sold pursuant to the applicable Terms Agreement and each applicable Indenture, as of each Representation Date, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (13) Absence of Defaults and Conflicts. Neither the Company, the Bank nor the Subsidiary is in violation of its charter or by-laws; neither the Company or any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Indenture and any other agreement or instrument entered into or issued or to be  entered  into or  issued  by the  Company  in  connection  with  the
     transactions   contemplated  hereby  or  thereby  or  in  the  Registration
     Statement and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any Agreements and Instruments, except for such conflicts, breaches, defaults or Repayment Events that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations, except for such violations as would not result in a Material

     Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

          (14) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Prospectus, this Underwriting Agreement, the applicable Terms Agreement or any applicable Indenture or the performance by the Company of its obligations hereunder and thereunder. The Company and each of its subsidiaries is in compliance in all material respects with all laws administered by and regulations applicable to it of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency (each a "Banking Regulator") and of any other federal or state agency or authority with jurisdiction over it except where failure to so comply would not result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or otherwise subject to any consent decree, memorandum of understanding, written commitment or other supervisory agreement with any Banking Regulator or any other federal or state agency or authority, nor have the Company or any of its subsidiaries been advised by any Banking Regulator or any other federal or state agency or authority that it is contemplating issuing or requesting any of the foregoing except where being a party to or subject to such consent decree, memorandum of understanding, written commitment or other supervisory agreement that would not result in a Material Adverse Effect.

          (15) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, this Underwriting Agreement, such Terms Agreement or any applicable Indenture, except such as have been already made, obtained or rendered, as applicable.

          (16) Compliance with Banking Laws. The Company is a bank holding company registered under the Bank Holding Company Act of 1956, as amended; and each of the Company and the Bank are in substantial compliance with, and conduct their respective businesses in substantial conformity with, all applicable laws and governmental regulations governing bank holding companies, banks and subsidiaries of bank holding companies, respectively, except failures to so comply or be in conformity with that could not reasonably be expected to result in a Material Adverse Effect.

          (17) Broker/Dealer Regulation. Except for FTN, First Tennessee Brokerage, Inc., Midwest Research Securities Corporation, FTN Financial Capital Markets, a division of First Tennessee Bank National Association, and except as otherwise disclosed in writing to FTN, neither the Company nor any of the Company's officers or, to the knowledge of the Company, its directors or 5% or greater shareholders, (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the 1934 Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD.

          (18) Internal Controls. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the 1934 Act) that (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Section 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared, (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company's most recent Annual Report filed with the Commission and (C) are effective to perform the functions for which they were established.

     The accountants and the Audit Committee of the Board of Directors of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the accountants; and since February 27, 2003 (the date of the most recent evaluation of such disclosure controls and procedures), there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

     (b) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

     (a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

     (b) Payment. Payment of the purchase price for, and delivery of, the Underwritten Securities shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019 or at such other place as shall be agreed upon by FTN and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by FTN and the Company (such time and date of payment and delivery being herein called "Closing Time").

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to FTN for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized FTN, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. FTN, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (c) Denominations; Registration. The Underwritten Securities shall be in such denominations and registered in such names as FTN may request in writing at least one full business day prior to the Closing Time. The Underwritten Securities will be made available for examination and packaging by FTN in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

     SECTION 3. Covenants of the Company. The Company covenants with FTN and with each Underwriter participating in the offering of Underwritten Securities, as follows:

     (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will notify FTN immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

     (b) Filing of Amendments. The Company will give FTN notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish FTN with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which FTN or counsel for the Underwriters shall object.

     (c) Delivery of Registration Statements. The Company has furnished or will deliver to FTN and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), conformed copies of all consents and certificates of experts, signed copies of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and signed copies of all consents and certificates of experts filed therewith and will also deliver to FTN, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (d) Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as FTN may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

     (g) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds".

     (i) Listing. The Company will use its best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

     (j) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Company will not, without the prior written consent of FTN, (1) offer, sell, contract to sell or otherwise dispose of any Underwritten Securities or any debt securities of the Company that are substantially similar to the Underwritten Securities (the "Similar Securities") or securities convertible into or exchangeable for the Underwritten Securities or Similar Securities or sell or grant options, rights or warrants with respect to the Underwritten Securities or Similar Securities or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Underwritten
Securities or Similar Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Underwritten Securities, Similar Securities or other securities, in cash or otherwise.

     (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses.

     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, the Indentures and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustees and their respective counsel, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, (viii) the fees and expenses incurred with respect to the listing of the Underwritten Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Underwritten Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the NASD of the terms of the sale of the Underwritten Securities and (xi) the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Conduct Rules), if applicable.

     (b) Termination of Agreement. If the applicable Terms Agreement is terminated by FTN in accordance with the provisions of Section 5 or Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Underwritten Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable.

     (b) Opinion of Counsel for Company and Assistant General Counsel to the Company. At Closing Time, FTN shall have received the favorable opinion, dated as of Closing Time, of each of Baker, Donelson, Bearman & Caldwell, counsel for the Company, and Clyde A. Billings, Jr., Senior Vice President, Assistant General Counsel and Corporate Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B-1 and Exhibit B-2 hereto, respectively, and to such further effect as counsel to the Underwriters may reasonably request. In giving such opinion, each such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Tennessee, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to FTN. Each such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) Opinion of Counsel for Underwriters. At Closing Time, FTN shall have received the favorable opinion, dated as of Closing Time, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (1), (2), (4) - (7) and (8) of Exhibit B-1 hereto (solely as to the information in the Prospectus under "Description of the Debt Securities" or any caption purporting to describe any such Securities), (10),
(11), (14) of Exhibit B-1 hereto and the penultimate paragraph of Exhibit B-1 hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to FTN. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (d) Officers' Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and FTN shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of the applicable Terms Agreement, FTN shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to FTN, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, FTN shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (g) Ratings. At Closing Time, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, if and as specified in the applicable Terms Agreement, and the Company shall have delivered to FTN a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to FTN, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's other securities.

     (h) Approval of Listing. At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

     (i) No Objection. If the Registration Statement or an offering of Underwritten Securities has been filed with the NASD for review, the NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (j) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be satisfactory in form and substance to FTN and counsel for the Underwriters.

     (k)  Termination  of Terms  Agreement.  If any condition  specified in this
Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by FTN by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6. Indemnification.

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by FTN), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through FTN expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, however, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where (i) the Company had previously furnished copies of the Prospectus to the Underwriter, (ii) delivery of the Prospectus was required by Act to be made to such person, (iii) the untrue statement or alleged untrue statement or omission or alleged omission of material fact contained in the preliminary prospectus was corrected in the Prospectus and (iv) there was not sent or given to such person, at or prior to the written confirmation of such securities to such person, a copy of the Prospectus.

     (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through FTN expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by FTN, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Underwritten Securities.

     SECTION 9. Termination.

     (a) Underwriting Agreement. This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by FTN upon the giving of 30 days' prior written notice of such termination to the other party hereto.

     (b) Terms Agreement. FTN may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, or any outbreak or escalation of hostilities or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of FTN, impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq Stock Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or Tennessee authorities or, if the Underwritten Securities include Debt Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries, or (v) there has been a material disruption in securities settlement, payment or clearance services in the United States, or (vi) there shall have come to the attention of FTN any facts that would cause them to reasonably believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section 9, the term "Prospectus" means the Prospectus in the form first provided to the Underwriters for use in confirming sales of the related Underwritten Securities.

     (c) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then FTN shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, FTN shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the number or aggregate principal amount, as the case may be, of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of the applicable Terms Agreement, either FTN or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to FTN at 845 Crossover Lane, Suite 150, Memphis, Tennessee 38117, facsimile (901) 537-7872, attention of James D. Wingett, Managing Director; and notices to the Company shall be directed to it at First Tennessee National Corporation, 165 Madison Avenue, Memphis, Tennessee 38103, attention of Milton A. Gutelius, Jr., Senior Vice President and Treasurer.

     SECTION 12. Parties. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the Company, FTN and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE.

     SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between FTN and the Company in accordance with its terms.

                                 Very truly yours,

                                 FIRST TENNESSEE NATIONAL CORPORATION


                                 By:/s/Milton A. Gutelius, Jr.
                                    --------------------------------------------
                                    Name:  Milton A. Gutelius, Jr.
                                    Title:  Senior Vice President and Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written:

FTN FINANCIAL SECURITIES CORP.


By:/s/James D. Wingett
   --------------------------------
   Name: James D. Wingett
   Title: Managing Director

                                                                       Exhibit A


                         FTN Financial Securities Corp
                            (a Tennessee corporation)

                                 Debt Securities

                                 TERMS AGREEMENT


                                                                       [.], 2003


To:      First Tennessee National Corporation
         165 Madison Avenue
         Memphis, Tennessee  38103

Ladies and Gentlemen:

     We understand that First Tennessee National Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell $o aggregate principal amount of [senior] [subordinated] debt securities (such securities also being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the principal amount of Underwritten Securities opposite our names set forth below at the purchase price set forth below.

                                                      Principal Amount of
                 Underwriter                        Underwritten Securities
-------------------------------------------------  ----------------------------

Total............................................      [$      ]
                                                       =========

         The Underwritten Securities shall have the following terms:

                                 Debt Securities
                                 ---------------
Title:
Rank:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering
     If Fixed Price Offering, initial public offering price per share:______% of the principal amount, plus accrued interest [amortized original issue discount], if any, from _________________.

Purchase price: ___% of principal amount, plus accrued interest [amortized original issue discount], if any, from -----------------.
Form:
Other terms and conditions:
Closing date and location:

     All of the provisions contained in the document attached as Annex I hereto entitled "FIRST TENNESSEE NATIONAL CORPORATION - Debt Securities - Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                Very truly yours,



                                   FTN FINANCIAL SECURITIES CORP.


                                   By
                                      ---------------------------
                                      Authorized Signatory

Accepted:

FIRST TENNESSEE NATIONAL CORPORATION

By:
   ----------------------------------
   Name:
   Title:

                                                                     Exhibit B-1



                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee.

          (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement.

          (3) The Company has been duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (4) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

          (5) The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement. The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Debt Securities payable in a foreign or corporate currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States. The Underwritten Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

          (6) The applicable Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent

                                       B-1-1
     transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (7) The Underwritten Securities being sold pursuant to the applicable Terms Agreement and the applicable Indenture conform in all material respects to the statements relating thereto contained in the Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

          (8) The information in the Prospectus under "Description of Debt Securities" and "Description of the Notes" or any caption purporting to describe any such Securities and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters or the Company's charter, bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (9) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          (10) The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

          (11) The Registration Statement (including any Rule 462(b) Registration Statement) and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) made by the Company prior to the date hereof (excluding the documents incorporated by reference therein and other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which we express no opinion), when the Registration Statement (including any Rule 462(b) Registration Statement) or any such amendment or supplement became effective, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and each amendment or supplement to the Prospectus made by the Company prior to the date hereof (excluding the documents incorporated by reference therein and other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied, and as of the date hereof comply, as to form in all material respects with the requirements of 1933 Act and the 1933 Act Regulations.

          (12) The documents incorporated by reference into the Prospectus or any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied, and as of the date hereof comply, as to form in all

                                       B-1-2
     material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (13) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company of the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement or the applicable Indenture, other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable.

          (14) The applicable Indenture has been duly qualified under the 1939 Act.

          (15) The Company is not, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     Nothing has come to our attention that would lead us to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1s, as to which we make no statement), at the time of the filing of the Company's most recent Annual Report on Form 10-K with the Commission or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of New York, upon the opinion of Sidley Austin Brown & Wood LLP (which opinion shall be dated and furnished to FTN at the Closing Time and shall expressly state that such counsel may rely on such opinion as if it were addressed to them), provided that Baker, Donelson, Bearman & Caldwell shall state in their opinion that they believe that they are justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                     B-1-3

                                                                     Exhibit B-2


        FORM OF OPINION OF CLYDE A. BILLINGS, JR., SENIOR VICE PRESIDENT,
        ASSISTANT GENERAL COUNSEL AND CORPORATE SECRETARY OF THE COMPANY
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Tennessee.

          (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement and the applicable Terms Agreement.

          (3) The Company has been duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

          (4) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

          (5) The Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Bank has been duly organized and is validly existing as a national banking association under the laws of the United States. The Subsidiary has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise described in the Prospectus, all of the issued and outstanding capital stock of each of the Subsidiary and the Bank has been duly authorized and is validly issued, fully paid and non-assessable (except, in the case of the Bank, as provided in 12 U.S.C. ss. 55, as amended) and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of each of the Subsidiary and the Bank was issued in violation of preemptive or other similar rights of any securityholder of such Subsidiary or the Bank, as the case may be. The Bank is an insured bank under the applicable provisions of the Federal Deposit Insurance Act, as amended, and no proceeding for the termination or revocation of such insurance is pending or, to our knowledge, threatened against any such subsidiary. The Bank has no subsidiaries that are depository institutions with deposits insured under the provisions of the Federal Deposit Insurance Act, as amended.

                                     B-2-1

          (6) The authorized, issued and outstanding shares of capital stock of the Company is as set forth in the column entitled "Actual" under the caption "Capitalization" in the Prospectus (except for subsequent issuances thereof, if any, contemplated under the Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans, referred to in the Prospectus, pursuant to the exercise of convertible securities or options referred to in the Prospectus, or subsequent repurchases thereof, if any, pursuant to publicly announced stock repurchase programs). Such shares of capital stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

          (7) The Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company.

          (8) The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement and the applicable Terms Agreement.

          (9) The applicable Indenture has been duly authorized, executed and delivered by the Company.

          (10) The information in the Prospectus under "Description of Debt Securities" and "Description of Notes" or any caption purporting to describe any such Securities and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters or the Company's charter, bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

          (11) To the best of my knowledge, neither the Company, the Subsidiary nor the Bank is in violation of its charter or by-laws (or equivalent document) and no default by the Company or any of its subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement, other than such defaults that individually or in the aggregate would not have a Material Adverse Effect, or would not materially adversely affect the issue and sale of the Underwritten Securities or the consummation of the transactions contemplated hereby.

          (12) The execution, delivery and performance of the Underwriting Agreement, the applicable Terms Agreement, the applicable Indenture and the supplemental indenture to the Indenture under which the Underwritten Securities will be issued, and the consummation of the transactions contemplated in the Underwriting Agreement and such Terms Agreement and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien,

                                     B-2-2
     charge or encumbrance upon any assets, properties or operations of the Company, the Bank or the Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company, the Bank or the Subsidiary is subject, other than such conflicts, breaches, violations or defaults or Repayment Events that, individually or on a cumulative basis, would not have a Material Adverse Effect or would not materially adversely affect the issue and sale of the Underwritten Securities or the consummation of the transactions contemplated thereby, nor will such action result in any violation of the provisions of the charter or by-laws (or equivalent document) of the Company, the Bank or the Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets, properties or operations, except for such violations as would not result in a Material Adverse Effect.

          (13) To the best of my knowledge and other than as set forth in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its subsidiaries thereof is a party or to which the assets, properties or operations of the Company or any of its subsidiaries thereof is subject, before or by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Underwriting Agreement, the applicable Terms Agreement or the applicable Indenture or the performance by the Company of its obligations thereunder. To the best of my knowledge, the Company and each of its subsidiaries is in compliance with all laws administered by and regulations applicable to it of any Banking Regulator and of any other federal or state agency or authority with jurisdiction over it except where failure to so comply would not result in a Material Adverse Effect. To the best of my knowledge, neither the Company nor any of its subsidiaries is a party to or otherwise subject to any consent decree, memorandum of understanding, written commitment or other supervisory agreement with any Banking Regulator or any other federal or state agency or authority, nor have the Company or any of its subsidiaries been advised by any Banking Regulator or any other federal or state agency or authority that it is contemplating issuing or requesting any of the foregoing except where being a party to or subject to such consent decree, memorandum of understanding, written commitment or other supervisory agreement would not result in a Material Adverse Effect.

          (14) All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects. To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other

                                     B-2-3
     than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (15) To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          (16) The Registration Statement (including any Rule 462(b) Registration Statement) and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) made by the Company prior to the date hereof (excluding the documents incorporated by reference therein and other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which we express no opinion), when the Registration Statement (including any Rule 462(b) Registration Statement) or any such amendment or supplement became effective, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and each amendment or supplement to the Prospectus made by the Company prior to the date hereof (excluding the documents incorporated by reference therein and other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied, and as of the date hereof comply, as to form in all material respects with the requirements of 1933 Act and the 1933 Act Regulations.

          (17) The documents incorporated by reference into the Prospectus or any further amendments or supplements thereto made by the Company prior to the date hereof (other than the financial statements and supporting schedules therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied, and as of the date hereof comply, as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

          (18) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company of the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement or the applicable Indenture, other than under the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable.

     Nothing has come to my attention that would lead me to believe that the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1s, as to which I make no statement), at the time of the filing of the Company's most recent Annual Report on Form 10-K with the Commission or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which I make no statement), at the time the Prospectus

                                     B-2-4
was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of New York, upon the opinion of Sidley Austin Brown & Wood LLP (which opinion shall be dated and furnished to FTN at the Closing Time and shall expressly state that such counsel may rely on such opinion as if it were addressed to him), provided that Clyde A. Billings, Jr., shall state in his opinion that he believes that he is justified in relying upon such opinion, and (B) as to matters of fact (but not as to legal conclusions), to the extent he deems proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                     B-2-5

                                                                         Annex I


     FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(e)

     We are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations and:

          (i) in our opinion, the audited consolidated financial statements and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

          (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the [three- month periods ended _________, 20__ and _________, 20__, the three- and six-month periods ended _________, 20__ and _________, 20__ and the three- and nine-month periods ended _________, 20__ and _________, 20__, included or incorporated by reference in the Registration Statement and the Prospectus (collectively, the "10-Q Financials")] [, a reading of the unaudited interim consolidated financial statements of the Company for the _____-month periods ended _________, 20___ and _________, 20___, included or incorporated by reference in the Registration Statement and the Prospectus (the "_____-month financials")] [, a reading of the latest available unaudited interim consolidated financial statements of the Company], a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and committees thereof since [day after end of last audited period], inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 100, ("SAS 100"), with respect to the [description of relevant periods] and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

               (A) the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials included or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

               [(B) the _____-month financials included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations applicable to unaudited interim financial statements included in

                                   Annex I-1
          registration statements or any material modifications should be made to the _____-month financials included in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;]

               (C) at [_________, 20___ and at] a specified date not more than five days prior to the date of the applicable Terms Agreement, there was any change in the ___________ of the Company and its subsidiaries, any decrease in the __________ of the Company and its subsidiaries or any increase in the __________ of the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for any changes, decreases or increases that the Registration Statement and the Prospectus disclose have occurred or may occur; or

               (D) for the period from [_________,  20__ to _________,  20__ and for the period from] _________, 20__ to a specified date not more than five days prior to the date of the applicable Terms Agreement, there was any decrease in _________, __________ or ___________, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement and the Prospectus discloses have occurred or may occur;

          [(iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus [and a reading of the financial statements from which such data were derived], nothing came to our attention that caused us to believe that the Selected Financial Data included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act [, that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles;]

          (iv) we have compared the information included or incorporated by reference in the Registration Statement and the Prospectus under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that such information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K;

          [(v) based upon the procedures set forth in clause (ii) above, a reading of the latest available unaudited financial statements of the Company that have not been included or incorporated by reference in the Registration Statement and the Prospectus and a review of such financial statements in accordance with SAS 100, nothing came to our attention that caused us to believe that the unaudited amounts for ________ for the [most recent period] do not agree with the amounts set forth in the unaudited consolidated financial statements for those periods or that such unaudited

                                   Annex I-2
     amounts were not determined on a basis  substantially  consistent with that
     of  the  corresponding  amounts  in  the  audited  consolidated   financial
     statements;]

          [(vi) we are unable to and do not express any opinion on the [Pro Forma Combined Balance Sheet and Statement of Operations] (collectively, the "Pro Forma Statements") included or incorporated by reference in the Registration Statement and the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; however, for purposes of this letter we have:

               (A) read the Pro Forma Statements;

               (B) performed [an audit] [a review in accordance with SAS 100] of the financial statements to which the pro forma adjustments were applied;

               (C) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

               (D) proved the arithmetic  accuracy of the application of the pro
          forma  adjustments  to  the  historical   amounts  in  the  Pro  Forma
          Statements; and

     on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to our attention that caused us to believe that the Pro Forma Statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;]

          (vii) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information included or incorporated by reference in the Registration Statement and the Prospectus, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company; and

          [(viii) in addition, we [add comfort on a financial forecast that is included or incorporated by reference in the Registration Statement and the Prospectus].


                                   Annex I-3

                                                                     Exhibit 2.2

                          FTN Financial Securities Corp
                            (a Tennessee corporation)

                                 Debt Securities

                                 TERMS AGREEMENT
                                 ---------------


                                                                     May 7, 2003

To:      First Tennessee National Corporation
         165 Madison Avenue
         Memphis, Tennessee  38103

Ladies and Gentlemen:

     We understand that First Tennessee National Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell $100,000,000 aggregate principal amount of subordinated debt securities (such securities also being hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we (the "Underwriter") offer to purchase the principal amount of Underwritten Securities opposite our name set forth below at the purchase price set forth below.

                                                           Principal Amount of
         Underwriter                                     Underwritten Securities
-----------------------------------------------------    -----------------------
FTN Financial Securities Corp.                                $100,000,000

     The Underwritten Securities shall have the following terms:

                                 Debt Securities
                                 ---------------

Title:  4.50% Subordinated Notes due May 15, 2013
Rank:  Subordinated
Ratings:  A3/BBB+
Aggregate principal amount:  $100,000,000
Denominations:  $1,000
Currency of payment:  U.S. Dollars
Interest rate or formula:  4.50% per annum 30/360
Interest payment dates:  May 15/November 15
Regular record dates:  May 1/November 1
Stated maturity date:  May 15, 2013
Redemption provisions:  N/A
Sinking fund requirements:  N/A
Conversion provisions:  N/A
Listing requirements:  N/A
Black-out provisions:  N/A
Fixed or Variable Price Offering: Fixed Price Offering
         If Fixed Price Offering, initial public offering price per share: 100% of the principal amount, plus accrued interest, if any, from May 12, 2003.

Purchase price: 99.35% of principal amount, plus accrued interest, if any, from May 12, 2003.
Form: Global
Other terms and conditions: N/A
Closing date and location: May 12, 2003 Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019

     All of the provisions contained in the document attached as Annex I hereto entitled "FIRST TENNESSEE NATIONAL CORPORATION - Debt Securities - Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than 11:59 P.M. (New York City time) on May 7, 2003 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                Very truly yours,



                                FTN FINANCIAL SECURITIES CORP.


                                By: /s/James D. Wingett
                                    ---------------------------
                                    Name: James D. Wingett
                                    Title: Managing Director

Accepted:

FIRST TENNESSEE NATIONAL CORPORATION

By:/s/Milton A. Gutelius, Jr.
   -------------------------------
   Name:  Milton A. Gutelius, Jr.
   Title:  Senior Vice President and Treasurer

                                                                     Exhibit 4.1
                                                                  EXECUTION COPY

                             SUPPLEMENTAL INDENTURE

     THIS SUPPLEMENTAL INDENTURE, dated as of May 12, 2003, by and among First Tennessee National Corporation, a Tennessee corporation (the "Company"), and Bank One Trust Company, National Association, a national banking association, as trustee under the Indenture with respect to the Notes (defined below) (the "Additional Trustee"). Each of The Bank of New York, a New York banking corporation, as trustee under the Indenture (as defined below) with respect to the series of Securities (as defined in the Indenture) issued prior to the date hereof (the "Initial Trustee"), and the Additional Trustee, and each other trustee appointed as such with respect to the Securities of any series issued under the Indenture, shall be the "Trustee" (as defined in the Indenture, supplemented hereby) for all purposes under the Indenture with respect to the applicable series of Securities.

                                   WITNESSETH:

     WHEREAS, the Company and the Initial Trustee entered into that certain indenture (the "Indenture") dated as of November 1, 1995, providing for the issuance of Securities in series by the Company;

     WHEREAS, the Company desires to create and authorize the 4.50% Subordinated Notes due May 15, 2013 (hereinafter referred to as the "Notes") in an initial aggregate principal amount of One Hundred Million Dollars ($100,000,000) and, to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

     WHEREAS, Section 901(7) of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders (as defined in the Indenture) to make provisions to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture;

     WHEREAS, pursuant to Section 901(5) of the Indenture, the Company has determined to appoint the Additional Trustee as a trustee under the Indenture, to serve as trustee with respect to the Notes; and

     WHEREAS, the Company has furnished the Additional Trustee with (i) an Opinion of Counsel stating that the execution of this Supplemental Indenture is authorized or permitted by the Indenture and (ii) a copy of the resolutions of its Board of Directors certified by its Secretary, pursuant to which this Supplemental Indenture has been authorized;

     WHEREAS, all acts and things necessary to make the Notes of this series, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Indenture, the valid, binding and legal obligations of the Company, and for this Supplemental Indenture to constitute a valid indenture and agreement according to its terms, have been done and performed.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes of this series are executed, registered, authenticated, issued and delivered, and in consideration of the purchase and acceptance of such Notes by the Holders thereof, the Company covenants and agrees with the Additional Trustee, for the equal and proportionate benefit of the respective Holders from time to time of such Notes, and, as to Part II hereof, all Securities of the series thereof, as follows:

                                     PART I

                      CREATION AND AUTHORIZATION OF SERIES

     Section 1.1. There is hereby created and authorized the series of Securities entitled "4.50% Subordinated Notes due May 15, 2013", which shall be a series limited initially to $100,000,000 aggregate principal amount (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of this series pursuant to Sections 304, 305, 306 or 906 and except for any Notes that, pursuant to Section 303, shall not have been issued or sold by the Company and are therefore deemed never to have been authenticated and delivered under the Indenture), and except further that the Company may, without the consent of Holders, reopen this series of Securities and issue additional Notes having the same tenor and terms (including, without limitation, rights to receive accrued and unpaid interest as the Notes then Outstanding) as the Notes or to establish additional terms of the Notes. For all purposes of the Indenture, the term "Notes" shall include the Notes initially issued on the date of original issuance of the Notes and any other Notes issued after such date under the Indenture, as supplemented hereby. For purposes of the Indenture, as supplemented hereby, all Notes shall vote together and otherwise constitute a single series of Securities under the Indenture, as supplemented. The Notes shall be issued initially in the form of one or more permanent global Securities ("Global Notes"). The initial Depositary for the Global Notes shall be The Depositary Trust Company. The Global Notes shall be registered in the name of the Depositary or a nominee of the Depositary and deposited with the Additional Trustee, as custodian for the Depositary.

     Section 1.2. The Notes and the certificates of authentication to be borne by the Notes are to be substantially in the form of Exhibit A hereto and shall have such additional terms as contained therein.

                                     PART II

                        APPOINTMENT OF ADDITIONAL TRUSTEE

     Section 2.1. The Company hereby appoints the Additional Trustee as trustee under the Indenture with respect to the Notes and each other series of Securities for which the Additional Trustee shall be appointed by the Company pursuant to Sections 301(23) and 609 of the Indenture, as amended hereby, to act as Trustee under the Indenture, and confirms to the Additional Trustee all of the rights, powers, and trusts of a Trustee under the Indenture with respect to the Notes and each other series of Securities for which the Additional Trustee shall be appointed by the Company to act as Trustee under the Indenture. The Additional Trustee is hereby appointed the Securities Registrar and Paying Agent for the Notes. The Company shall execute and deliver such further instruments and do such other things as the Additional Trustee may reasonably require to more fully and certainly vest and confirm in the Additional Trustee all the rights, trusts, and powers hereby delivered and confirmed upon the Additional Trustee hereunder and under the Indenture.

     Section 2.2. The Additional Trustee hereby represents and warrants to the Company that the Additional Trustee is qualified under the provisions of Section 310 of the Trust Indenture Act of 1939, as amended, and Section 609 of the Indenture, as supplemental hereby, to act as trustee with respect to the Notes under the Indenture.

     Section 2.3. The Additional Trustee hereby accepts its appointment as trustee with respect to the Notes and shall hereby be vested with all the authority, rights, powers, trusts, immunities, duties, benefits and obligations of a trustee under the Indenture.

                                    PART III

                                ADDITIONAL TERMS

     Section 3.1. Section 105 of the Indenture is hereby supplemented by deleting the final word "or" from subparagraph 105(1) and adding the following subparagraph after subparagraph 105(1):

          "(1.1) with respect to Holders of the Notes, the Additional Trustee by any such Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Additional Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, which office is located at 1 Bank One Plaza, Mail Code IL1-0823, Chicago, Illinois 60670, or".

     Section 3.2. Section 301 of the Indenture is hereby supplemented by adding the following final paragraph:

          "The Notes need not be issued at the same time and may be reopened for issuances of additional Notes of such series or to establish additional terms that shall apply to all the Notes of any such series."

                                     PART IV

                            MISCELLANEOUS PROVISIONS

     The Indenture, this Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     The Additional Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

     Except as expressly amended hereby, the Indenture shall continue in full force and effect in accordance with the provisions thereof and the Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, each of First Tennessee National Corporation and the Additional Trustee has caused this Supplemental Indenture to be signed and delivered, all as of the day and year first written above.


                                  FIRST TENNESSEE NATIONAL CORPORATION



                                  By:/s/Milton A. Gutelius, Jr.
                                     -------------------------------------------
                                     Name:   Milton A. Gutelius, Jr.
                                     Title:  Senior Vice President and Treasurer


                                  BANK ONE TRUST COMPANY,
                                  NATIONAL ASSOCIATION



                                  By:/s/Benita A. Pointer
                                     ---------------------------------------
                                     Name: Benita A. Pointer, CCTS
                                     Title: Account Executive/Vice President

                                    Exhibit A

                                  FORM OF NOTE

THIS NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE (AS DEFINED BELOW) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY OTHER PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                      FIRST TENNESSEE NATIONAL CORPORATION

                    4.50% Subordinated Note Due May 15, 2013
                               Cusip No. 337162AE1

No. 1                                                               $100,000,000

     First Tennessee National Corporation, a corporation duly organized and existing under the laws of Tennessee (herein called the "Company", which term includes any successor Person under the Indenture (defined below)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on May 15, 2013, and to pay interest thereon from May 12, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15th and November 15th in each year, commencing November 15, 2003, at the rate of 4.50% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1st or November 1st (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 12, 2003



                                  FIRST TENNESSEE NATIONAL CORPORATION



                                  By:
                                     -------------------------------------------

Attest:

---------------------------------


     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee



                                  By:
                                     -------------------------------------------
                                     Authorized Officer

                               REVERSE OF SECURITY

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1995, as supplemented (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Initial Trustee under the Indenture with respect to all securities issued thereunder prior to the date hereof and, with respect to the Securities and each other series of securities for which the Additional Trustee (as defined below) shall be appointed by the Company pursuant to Section 301 of the Indenture, as supplemented by the Supplemental Indenture dated as of May 12, 2003 between the Company and the Additional Trustee, Bank One Trust Company, National Association (herein called the "Additional Trustee" and, together with the Initial Trustee, the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness, Entitled Persons, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

     The Company covenants and agrees, and each Holder of this Security, by his acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner set forth in Article Fourteen of the Indenture, the indebtedness represented by the Securities and the payment of principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. In addition, this Security is also issued subordinate and subject to the provisions of the Indenture regarding prior payment in full to Entitled Persons in respect of Other Financial Obligations. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to such subordination provisions, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any Entitled Person has not received payment in full of all amounts due or to become due on or in respect of Other Financial Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Financial Obligations before any payment or distribution may be made in respect of Securities of such series. Each Holder of this Security, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment of Excess Proceeds as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     All capitalized terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Exhibit 4.2


                                  FORM OF NOTE

THIS NOTE IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE (AS DEFINED BELOW) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY OTHER PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                      FIRST TENNESSEE NATIONAL CORPORATION

                    4.50% Subordinated Note Due May 15, 2013
                               Cusip No. 337162AE1

No. 1                                                               $100,000,000

         First Tennessee National Corporation, a corporation duly organized and existing under the laws of Tennessee (herein called the "Company", which term includes any successor Person under the Indenture (defined below)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on May 15, 2013, and to pay interest thereon from May 12, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15th and November 15th in each year, commencing November 15, 2003, at the rate of 4.50% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1st or November 1st (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in Chicago, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  May 12, 2003



                                       FIRST TENNESSEE NATIONAL CORPORATION



                                       By:
                                          --------------------------------------

Attest:

-----------------------------


         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee



                                  By:
                                     ----------------------------------------
                                     Authorized Officer

                               REVERSE OF SECURITY

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 1995, as supplemented (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Initial Trustee under the Indenture with respect to all securities issued thereunder prior to the date hereof and, with respect to the Securities and each other series of securities for which the Additional Trustee (as defined below) shall be appointed by the Company pursuant to Section 301 of the Indenture, as supplemented by the Supplemental Indenture dated as of May 12, 2003 between the Company and the Additional Trustee, Bank One Trust Company, National Association (herein called the "Additional Trustee" and, together with the Initial Trustee, the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness, Entitled Persons, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

         The Company covenants and agrees, and each Holder of this Security, by his acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner set forth in Article Fourteen of the Indenture, the indebtedness represented by the Securities and the payment of principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. In addition, this Security is also issued subordinate and subject to the provisions of the Indenture regarding prior payment in full to Entitled Persons in respect of Other Financial Obligations. The Indenture also provides that if, upon the occurrence of certain events of bankruptcy or insolvency relating to the Company, there remains, after giving effect to such subordination provisions, any amount of cash, property or securities available for payment or distribution in respect of Securities of this series (as defined in the Indenture, "Excess Proceeds"), and if, at such time, any Entitled Person has not received payment in full of all amounts due or to become due on or in respect of Other Financial Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such Other Financial Obligations before any payment or distribution may be made in respect of Securities of such series. Each Holder of this Security, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment of Excess Proceeds as provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         All capitalized terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.